Filed Pursuant to Rule 497(k)

Registration No. 002-86188

ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”)

Supplement dated March 11, 2015

to the Summary Prospectus dated January 12, 2015, as supplemented and amended to date

Effective as of March 9, 2015, Alex Shingler will serve as a co-portfolio manager of the Portfolio, replacing Lutz-Peter Wilke. Accordingly, on page 6 of the Prospectus, the portfolio management disclosure with respect to Lutz-Peter Wilke under the heading “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Alex Shingler, CFA	2015	Managing Director of BlackRock, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE